UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 6, 2005

MILLENNIUM BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-49611	54-1920520
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

1601 WASHINGTON PLAZA

RESTON, VIRGINIA 20190

(Address of principal executive offices)

(703) 464-0100

(Registrant’s Telephone Number,

Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 21, 2005, Millennium Bankshares Corporation (the “Company”) filed a Registration Statement on Form S-4 (No. 333-126794) with the Securities and Exchange Commission in connection with the Company’s proposed acquisition of Albemarle First Bank (“AFBK”). The Registration Statement specifically incorporates by reference the periodic reports identified in Item 9.01 below that AFBK filed with the Board of Governors of the Federal Reserve System. For the sole purpose of making the AFBK filings also available on the EDGAR system, the AFBK filings are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	Albemarle First Bank’s Annual Report on Form 10-KSB for the year ended December 31, 2004

99.2	Albemarle First Bank’s Amended Annual Report on Form 10-KSB/A for the year ended December 31, 2004

99.3	Albemarle First Bank’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005

99.4	Albemarle First Bank’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005

99.5	Albemarle First Bank’s Current Report on Form 8-K furnished to the Board of Governors of the Federal Reserve System on February 7, 2005

99.6	Albemarle First Bank’s Current Report on Form 8-K furnished to the Board of Governors of the Federal Reserve System on May 4, 2005

99.7	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on June 13, 2005

99.8	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on June 16, 2005

99.9	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on July 22, 2005

99.10	Albemarle First Bank’s Current Report on Form 8-K furnished to the Board of Governors of the Federal Reserve System on August 4, 2005

99.11	Albemarle First Bank’s Current Report on Form 8-K filed with the Board of Governors of the Federal Reserve System on September 29, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

Date: October 6, 2005	By:	/s/ DALE G. PHELPS
Dale G. Phelps
Executive Vice President and Chief Financial Officer